UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2022

Date of Report (Date of earliest event reported)

DALRADA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

wyoming	000-12641	38-3713274
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

600 La Terraza Blvd., Escondido, California		92025
(Address of principal executive offices)		(Zip Code)

(858) 283-1253

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 2, 2022, Anuradha Biswas was nominated as a member of the Company’s Board of Directors with the Board approval on June 1, 2022.

Anuradha Biswas biography is set forth below:

Anuradha Biswas is currently the CEO of Prakat Solutions, a tech company she founded in December 2009. Prakat earned the Best Start-up award at StartupCity and was featured in media towards creating an inclusive tech environment for the disabled. She has also built teams that possess strong domain competencies in FinTech, AgriTech, Telecom, Retail, Healthcare, Manufacturing, Legal & IT Infrastructure.

Her initial experiences was with Infosys, where she helped build the testing business for CA Technologies and Aztec (MindTree). Ms. Biswas also made key contributions in companies like VeriFone & Cybercash including organization building, service portfolio creation, business planning and enabling sales & global service delivery teams. Ms. Biswas also holds prestigious positions in Industry bodies like NASSCOM which is a premier trade body and Chamber of Commerce of the Tech industry in India and comprises over 3000 member companies.

Ms. Biswas created a social impact by building Inclusive Technology & Work force and initiated plus actively promotes an annual event called GAAD (Global Accessibility Awareness Day) India. She leads initiatives with women empowerment groups like eMERG, Wequity and promotes Thought leadership through Academia and Tech Forums across industries, some of them being: Anuradha actively encourages second careers for everyone, supporting them with technological impetus, networking support and go-to-market backing. She consciously inspires younger professionals & budding entrepreneurs, a quality she picked up from her mentors.

Some of her recent accolades include the Solidarity Idol Award at the Wequity Awards, 2020 and the Entrepreneur of the year by eMERG in 2018. She’s been featured in distinguished publications like The Economic Times, The Hindu, The Enterprise Magazine etc. Anuradha was also an Indian delegate to Argentina, the Atlantic Canada - India Supplier Diversity Mission to various parts of Atlantic Canada, the Canada-India Business Women's Forum in Toronto, and Women's Business Enterprise National Council National Conference in Orlando.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 8, 2022	DALRADA FINANCIAL CORPORATION

	By:	/s/ Brian Bonar
Brian Bonar Officer, Director

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